                                                                    Exhibit 10.9

                          RESTRICTED STOCK AGREEMENT

         THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into effective as of this 12th day of June, 2001, by and between ENCORE MEDICAL CORPORATION, a Delaware corporation (the "Company"), and AUGUST FASKE ("Employee").

         WHEREAS, Employee has agreed to terminate the Severance Agreement that Employee has with the Company in return for the Company selling Employee shares of the common stock, $0.001 par value per share (the "Common Stock"), of the Company pursuant to the terms of this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, agree as follows:

         1.       Grant of Restricted Shares. The Company hereby agrees to
                  --------------------------
sell to Employee an aggregate of One Hundred Fifty Thousand (150,000) shares (the "Restricted Shares") of Common Stock on the terms and conditions hereinafter set forth.

         2.       Purchase Price. The purchase price of the Restricted Shares
                  --------------
shall be One and 2/100 Dollars ($1.02) per share (the "Purchase Price").

         3.       Payment of Purchase Price. The Purchase Price shall be paid
                  -------------------------
as follows: (a) $150 shall be paid by cash or good check simultaneous with the execution of this Agreement and (b) the remainder shall be paid by Employee delivering to Company a secured promissory note payable to the Company in the form attached hereto as Exhibit A.

         4.       Delivery of Shares. Upon the payment of the Purchase Price by
                  ------------------
Employee or as soon thereafter as is practicable, the Company shall issue and deliver to Employee a certificate or certificates evidencing the number of Restricted Shares. Such certificate or certificates shall be registered in the name of Employee and shall bear an appropriate investment warranty legend, any legend required by any federal or state securities law, rule or regulation and, if applicable, a legend referring to the restrictions provided hereunder. Upon the issuance and delivery of such certificate or certificates, Employee shall have all the rights of a stockholder with respect to such Restricted Shares and to receive all dividends or other distributions paid or made with respect thereto; provided, however that such Restricted Shares shall be subject to the restrictions hereunder. Notwithstanding, such delivery, Company shall retain possession of such certificates pursuant to the terms of the Security Agreement attached hereto as Exhibit B.

         5.       Period of Restriction.
                  ---------------------

                  (a) Subject to Paragraph 7, the Restricted Shares shall constitute "Vested Shares" pro rata over a period of thirty-six (36) months, beginning one month after the date of this Agreement. Notwithstanding the foregoing schedule, the Company may deem all or any portion of the Restricted Shares to be Vested Shares whenever, in the Company's sole discretion, circumstances warrant such action. Furthermore, should there be a "Change in Control" of the Company as defined herein, then all remaining Restricted Shares shall be deemed to be Vested Shares.

                  (b) "Unvested Shares" shall mean Restricted Shares which are not Vested Shares in accordance with subparagraph (a) above.

                  (c) Employee shall not sell, assign, transfer, pledge, gift or otherwise dispose of any Unvested Shares, and no Unvested Shares shall be transferred on the Company's books without the prior written consent of the Company.

                  (d) "Change in Control" shall mean a change in control of a nature that is reportable in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on the date hereof; provided that, without limitation, such a change in control shall be deemed to have occurred if any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing a majority or more of the combined voting power of the Company's then outstanding securities.

                  (e) In the event Employee shall voluntarily leave the employment of the Company or be terminated for cause, then Employee shall be required, effective as of the last day of employment, to sell any remaining Restricted Shares to the Company at a price per share equal to the Purchase Price. Termination for cause shall mean a discharge resulting from Employee having (i) failed or refused to follow legal and reasonable policies or directives established and previously given to Employee in writing by Company,
(ii) willfully failed to attend to his duties after ten (10) days prior written notice of failure to so act, (iii) committed acts amounting to gross negligence or willful misconduct to the material detriment of Company, or (iv) otherwise materially breached any of the terms or provisions of any employment agreement that the Employee has with the Company after ten (10) days prior written notice of such material breach and failure to cure such breach. Employee shall be deemed to have been terminated for cause upon delivery to Employee of a "Notice of Termination" stating the "Date of Termination" and specifying the particulars of the conduct justifying discharge for cause.

         6.       Shares Not Transferable. As a condition to the issuance of
                  -----------------------
Restricted Shares, the Company may require an opinion of counsel and/or a representation letter from the purchaser(s) of such shares, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws or that such transfer has been registered under the Securities Act and the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificates representing Restricted Shares purchased hereunder for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or to incur any expense to register or qualify the delivery or transfer Restricted Shares under applicable securities laws or to perfect any exemption from such registration or qualification. Furthermore, the Company will have no liability to Employee for refusing to deliver or transfer Restricted Shares purchased hereunder if such refusal is based upon the foregoing provisions of this Paragraph 6.

         7.       Benefit. This Agreement shall be binding upon and shall inure
                  -------
to the benefit of the successors, assigns, legal representatives, heirs, legatees, executors and administrators of the respective parties hereto.

         8.       Modifications. This Agreement may be altered or amended, in
                  -------------
whole or in part at any time only by written instrument signed by the Company and Employee setting forth such changes.

         9.       Entire Agreement. This Agreement contains the entire
                  ----------------
agreement between the parties with respect to the subject matter described herein, and no waiver of any of the terms of this Agreement shall be valid unless signed by the party against whom such waiver is asserted.

         10.      Severability. Should any one or more of the provisions hereof
                  ------------
be determined to be illegal or unenforceable, all of the other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

         11.      Notices. Any notice or other written instrument required or
                  -------
permitted to be given, made or sent hereunder shall be in writing, signed by the party giving or making the same and shall be sent by United States Mail, registered or certified, with postage prepaid, to the addresses set forth below:

                  If to Company:      Encore Medical Corporation
                                      9800 Metric Blvd.
                                      Austin, Texas 78758

                  If to Employee:     August Faske
                                      10103 Grand Oak Drive
                                      Austin, TX 78750

         Either party hereto shall have the right to change the place to which any such notice or other written instrument shall be sent by a similar notice sent in like manner to the other party hereto. The date of mailing of any notice or other written instrument shall be deemed to be the date of such notice or instrument and shall be effective from such date.

         12.      Governing Laws. THIS AGREEMENT WILL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN TRAVIS COUNTY, TEXAS.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.

                                     COMPANY:

                                     ENCORE MEDICAL CORPORATION

                                     By: /s/Kenneth W. Davidson
                                         ----------------------
                                         Kenneth W. Davidson, CEO and President

                                     EMPLOYEE:

                                     /s/August Faske
                                     ----------------------
                                     AUGUST FASKE

                                    EXHIBIT A

                             Form of Promissory Note

                                 PROMISSORY NOTE
                                 ---------------

Austin, Texas                                                       _____, 2001

         PROMISE TO PAY: For value received, the undersigned, _________ (herein the "Issuer"), promises to pay to the order of Encore Medical Corporation, a Delaware corporation, or its successors or assigns (herein the "Payee"), the Principal Amount (as defined below) in lawful money of the United States of America, in accordance with all the terms, conditions, and covenants of this Note.

         ISSUER'S ADDRESS FOR NOTICE:______________________________________.

         PAYEE'S ADDRESS FOR PAYMENT: 9800 Metric Blvd., Austin, Texas 78758.

         PRINCIPAL AMOUNT:________________ ($_________).

         INTEREST RATE: Eight percent (8%) per annum

         PAYMENT TERMS: Issuer shall pay the principal amount of ________ in lawful money of the United States, with interest, on the _____ day of _____, 2011. Interest shall be due on a monthly basis on the first day of each month beginning _____ 1, 2001. Issuer shall bear full recourse for the principal amount of this Note. Notwithstanding the prior, upon the sale by Issuer of any Shares (as defined in the Pledge Agreement (as defined below)), Issuer shall make a prepayment on this Note equal to the product of (i) the number of Shares sold, multiplied by (ii) $1.02 per Share.

         Issuer may prepay all or any part of this Note without penalty or premium. Issuer's payments shall be applied on the first business day after Payee's receipt of such payments.

         1.       Default Provisions:

                  (a)     Events Of Default And Acceleration Of Maturity: PAYEE
                          ----------------------------------------------
MAY, WITHOUT NOTICE OR DEMAND (except as otherwise required by statute or otherwise specifically provided in this Note or the Pledge Agreement), ACCELERATE THE MATURITY OF THIS NOTE AND DECLARE THE ENTIRE UNPAID PRINCIPAL BALANCE AT ONCE DUE AND PAYABLE IF:

                          (i)      There is default by Issuer in the
performance of any covenant, condition, or agreement contained in this Note or the Pledge Agreement, including any instrument securing the payment of this Note, and such default continues for a period of thirty (30) days following written notice to Issuer specifying such default;

                          (ii)     if Issuer makes an assignment for the
benefit of creditors, or petitions or applies for the appointment of a liquidator, receiver or custodian (or similar official) of it or of any substantial part of its assets, or if Issuer commences any proceeding or case relating to it under the Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, or takes any action to authorize any of the foregoing; or

                          (iii)    if any petition or application of the type
described in subparagraph (c) immediately above is filed or if any such proceeding or case described in subparagraph (c) is commenced against Issuer and is not dismissed within sixty (60) days, or if Issuer indicates its approval thereof, consents thereto or acquiesces therein, or if an order is entered appointing any such liquidator or receiver or custodian (or similar official), or adjudicating Issuer bankrupt or insolvent, or approving a petition in any such proceeding, or if a decree or order for relief is entered in respect of Issuer in an involuntary case under the Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction.

                  (b)     Waiver By Issuer: ISSUER WAIVES DEMAND, NOTICE OF
                          ----------------
INTENT TO DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST, NOTICE OF PROTEST, GRACE, NOTICE OF DISHONOR, NOTICE OF INTENT TO ACCELERATE MATURITY, AND DILIGENCE IN COLLECTION.

                  (c)     Non-Waiver by Payee: Any previous extension of time,
                          -------------------
forbearance, failure to pursue some remedy, acceptance of late payments, or acceptance of partial payment by Payee, before or after maturity, does not constitute a waiver by Payee of its subsequent right to strictly enforce the collection of this Note according to its terms.

                  (d)     Other Remedies Not Required: Payee shall not be
                          ---------------------------
required to first file suit, exhaust all remedies, or enforce its rights against any security in order to enforce payment of this Note.

                  (e)     Attorney's Fees: If Payee requires the services of an
                          ---------------
attorney to enforce the payment of this Note or the performance of the Pledge Agreement, or if this Note is collected through any lawsuit, probate, bankruptcy, or other judicial proceeding, Issuer agrees to pay Payee an amount equal to its reasonable attorney's fees and other reasonable collection costs. This provision shall be limited by any applicable statutory restrictions relating to the collection of attorney's fees.

         2.       Miscellaneous Provisions:

                  (a)     Successors and Assigns: The provisions of this Note
                          ----------------------
shall be binding upon the successors and assigns of Issuer, and shall inure to the benefit of the successors and assigns of Payee; provided, however, that no obligations of Issuer hereunder can be assigned without Payee's prior written consent.

                  (b)     No Duty or Special Relationship: Issuer acknowledges
                          -------------------------------
that Payee has no duty of good faith to Issuer, and Issuer acknowledges that no fiduciary, trust, or other special relationship exists between Payee and Issuer; provided, however, the foregoing is not intended to abrogate any duties which may exist as the result of that Payee having been a director and executive officer of the Issuer. If Payee and Issuer are now engaged in or in the future engage in other business transactions, such other business transactions are independent of this Note and the indebtedness evidenced hereby and of the promises and covenants made by Issuer in this Note, and vice versa.

                  (c)     Security. This Note is secured by a security interest
                          --------
in certain shares of common stock of Payee issued to Issuer, as granted by that certain Pledge and Security Agreement, of even date herewith, by and between Issuer and Payee (the "Pledge Agreement").

                  (d)     Entire Agreement. Issuer warrants and represents to
                          ----------------
Payee that this Note and the Pledge Agreement constitute the entire agreement between Issuer and Payee with respect to the indebtedness evidenced by this Note and agrees that no modification, amendment, or additional agreement with respect to such indebtedness will be valid and enforceable unless made in writing signed by both Issuer and Payee.

                  (e)     Issuer's Address for Notice: All notices required to
                          ---------------------------
be sent by Payee to Issuer shall be sent by U.S. Mail, postage prepaid, to Issuer's Address for Notice stated on the first page of this Note, until Payee shall receive written notification from Issuer of a new address for notice.

                  (f)     Payee's Address for Payment: All sums payable by
                          ---------------------------
Issuer to Payee shall be paid at Payee's Address for Payment stated on the first page of this Note, or at such other address as Payee shall designate from time to time.

                  (g)     Partial Invalidity: The unenforceability or
                          ------------------
invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein, and the invalidity or unenforceability of any provision of this Note or of the Pledge Agreement as to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

                  (h)     Applicable Law; Venue and Jurisdiction: This Note has
                          --------------------------------------
been executed and delivered in Texas and shall be construed in accordance with the applicable laws of the State of Texas and the laws of the United States of America applicable to transactions in Texas and venue for any action concerning this Note shall be exclusively in Travis County, Texas.

         EXECUTED as of the date first set forth above.

                                                       ________________________

                                    EXHIBIT B

                           Form of Security Agreement

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

         This Pledge and Security Agreement ("Agreement") is made and entered into as of the _____ day of _____, 2001 by and between Encore Medical Corporation, a Delaware corporation ("Secured Party"), and _______ ("Debtor").

                                        1.
                       COLLATERAL AND SECURED INDEBTEDNESS

         Section 1.1      Grant of Security Interest. Debtor hereby assigns and
                          --------------------------
pledges to Secured Party, and hereby grants to Secured Party a security interest in the following (hereinafter collectively called the "Collateral"):

                  (a) ________ shares (the "Shares") of the common stock, par value $0.001 per share, owned by Debtor of Secured Party, as evidenced by a certificate delivered to Secured Party simultaneously with the execution of this Agreement; and all distributions, fees, dividends, preferences, payments and other benefits which Debtor is now and may hereafter be entitled to receive with respect to such shares; and all proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Shares. In the event that Debtor receives any additional shares of capital stock of Secured Party by way of a stock split or stock dividend, the Debtor shall promptly deliver to the Secured Party certificates evidencing such shares along with appropriate stock powers duly endorsed in blank.

         Section 1.2      Secured Obligations. This Agreement and the security
                          -------------------
interest herein created shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (hereinafter collectively called the "Secured Obligations"):

                  (a) All principal, fees and other amounts payable to the Secured Party pursuant to the terms and provisions of that certain Promissory Note of even date herewith issued by Debtor to Secured Party in the original principal amount of $_____________(the "Note"), including all extensions, renewals, modifications, increases or substitutions thereof; and

                  (b) All charges, expenses, attorney's and other legal fees and any other sums incurred by Secured Party in connection with the enforcement of Secured Party's rights and remedies hereunder.

                                      2.
                         REPRESENTATIONS AND WARRANTIES;
                               FURTHER ASSURANCES

         Section 2.1      Representations and Warranties. Debtor hereby
                          ------------------------------
represents and warrants to Secured Party as follows:

                  (a) Debtor has good and marketable title to the Collateral free and clear of any lien, security interest, shareholders agreement, calls, charge or encumbrance, except for the security interest created by this Agreement in favor of the Secured Party. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

                  (b) Debtor has the lawful right, power and authority to grant a security interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Secured Obligations.

                                        3.
                          PARTIAL RELEASE OF COLLATERAL

         Upon the delivery to the Secured Party by Debtor of a written notice requesting that a specified number of shares representing the Collateral be released from this Agreement, and either (i) Debtor delivers to Secured Party cash in the amount of $1.02 multiplied by the number of Shares to be released; or (ii) Debtor provides assurances acceptable to the Secured Party that the Shares that are to be released will be sold through a broker acceptable to the Secured Party, and such broker unconditionally and irrevocably undertakes to deliver to the Secured Party a portion of the proceeds from such sale equal to the amount set forth in (i), the Secured Party shall release from the security interest granted herein the number of Shares specified in the notice. The amount set forth in subpart (i) of the preceding sentence will be applied to the outstanding principal balance of the Note as provided therein. Such release of any shares from the security interest created in this Agreement shall not affect Secured Party's security interest in any other Collateral.

                                       4.
                              DEFAULT AND REMEDIES

         Section 4.1      Events of Default. An Event of Default (herein so
                          -----------------
called) shall exist upon the failure of Debtor to make when due any scheduled payment under the Note or any other Secured Obligations.

         Section 4.2      Remedies of Secured Party. Upon the occurrence of an
                          -------------------------
Event of Default:

                  (a) Secured Party may, without notice or demand, accelerate the maturity of the Note and declare the entire unpaid principal balance at once due and payable.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made,

                          (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof,including, but not limited to, compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral;

                          (ii) sue or otherwise collect and receive money attributable to the Collateral; and

                          (iii) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the security interest herein granted.

                  (c) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and shall have the immediate right to receivership pending foreclosure, and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that 10 days notice is commercially reasonable), sell, assign, transfer or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as the irrevocably appointed attorney-in-fact of Debtor effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, or transfer shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor.

                  (d) Any such foreclosure sale may be adjourned from time to time provided that at least ten days notice of the continuation of such sale is given to Debtor. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Secured Obligations as of the date of such sale.

         Section 4.3      Application of Proceeds. Except as otherwise required
                          -----------------------
by applicable law, Secured Party may apply the proceeds of any foreclosure sale hereunder as follows:

                  (a) first, to the payment of all costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;

                  (b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the security interest hereof and which Secured Party shall deem expedient to pay in order to protect its interest in the Collateral;

                  (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof;

                  (d) then, to or among the amounts of fees and principal then outstanding and unpaid in respect of the Secured Obligations, in such priority as Secured Party may determine in its discretion; and

                  (e) the remainder of such proceeds, if any, shall be paid to the record owner of the Collateral.

          Section 4.4     Enforcement of Secured Obligation. Nothing in this
                          ---------------------------------
Agreement or in any other agreement shall affect or impair the unconditional and absolute right of the Secured Party to enforce the Secured Obligations as and when the same shall become due in accordance with the terms of the Note or other documents evidencing the Secured Obligations.

                                       5.
                             RIGHTS OF SECURED PARTY

         Section 5.1      Subrogation. Upon the occurrence of an Event of
                          -----------
Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         Section 5.2      Secured Party Appointed Attorney-in-Fact. Debtor
                          ----------------------------------------
hereby irrevocably appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; and (b) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         Section 5.3      Performance by Secured Party. If Debtor fails to
                          ----------------------------
perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under
Section 5.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured party shall be wholly discretionary with Secured Party.

         Section 5.4      Duties of Secured Party. The powers conferred upon
                          -----------------------
Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         Section 5.5      No Liability of Secured Party. Neither the acceptance
                          -----------------------------
of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith.

         Section 5.6      Right of Secured Party to Defend Action Affecting
                          -------------------------------------------------
Security. Secured Party may, at the expense of Debtor, appear in and defend any
--------
action or proceeding at law or in equity purporting to affect Secured Party's security interest under this Agreement.

         Section 5.7      Right of Secured Party to Prevent or Remedy Default.
                          ---------------------------------------------------
If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor in respect of the Collateral, Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the security interest of Secured Party under this Agreement, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         Section 5.8      Secured Party's Expenses. All reasonable advances,
                          ------------------------
costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which Secured Party or the holder of any of the Secured Obligations may become involved by reason of or arising out of the Note or other Secured Obligations or the Collateral shall be a part of the Secured Obligations and shall bear interest until paid at the rate chargeable on the Note but not to exceed the maximum rate of interest permitted by applicable law, from the date of such payment until repaid by Debtor.

         Section 5.9      No Waiver. In case Secured Party shall have proceeded
                          ---------
to enforce any right or remedy hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, Debtor and Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Secured Party shall continue as if no such proceeding had been taken. No failure or delay on the part of Secured Party in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Debtor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Secured Party, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Debtor of any and all of the terms and provisions of this Agreement to be performed by the Debtor. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of Secured Party contained in this Agreement, shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by Secured Party of any breach or default of or by any party hereunder shall be deemed to alter or affect Secured Party's rights hereunder with respect to any prior or subsequent default.

         Section 5.10     Remedies. No right or remedy herein reserved to
                          --------
Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         Section 5.11     Right of Secured Party to Extend Time of Payment,
                          -------------------------------------------------
Substitute, Release Security, Etc. Without affecting the liability of any
---------------------------------
person, including Debtor, for the payment of any of the Secured Obligations or the lien of this Agreement on the Collateral, or the remainder thereof, for the full amount of any indebtedness unpaid, Secured Party may from time to time, without notice or without affecting or impairing any of Secured Party's rights under this Agreement: (a) release any person liable for the payment of any of such indebtedness, (b) extend the time or otherwise alter the terms of payment of any of such indebtedness, (c) accept additional security therefor of any kind, including deeds of trust or mortgages, (d) alter, substitute or release any property securing the Secured Obligations, (e) resort for the payment of all or any portion of the Secured Obligations to its several securities therefor in such order and manner as it may deem fit, or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

         Section 5.12     Dividends. Upon the occurrence of an Event of
                          ---------
Default, Secured Party shall be entitled to any dividends, fees, receipts, payments or other disbursements, attributable in any way to the Collateral. Debtor shall take all actions necessary to cause the payor of such disbursements to make such disbursements directly to Secured Party on account of Debtor. Such amounts, when received by Debtor, will be applied to the outstanding balance of the Note or the other Secured Obligations, as determined by Secured Party. At all times during the term of this Agreement, Secured Party will be entitled to all stock dividends and proceeds of the Collateral.

         Section 5.13     Delivery of Certificates. Simultaneously with the
                          ------------------------
execution of this Agreement, Debtor shall deliver to Secured Party all certificates or other documentation evidencing the Collateral, along with such endorsements or stock powers as the Secured Party may request. In the event that Debtor receives any certificates evidencing the Collateral, Debtor shall within three days of receipt, deliver such certificates to Secured Party along with appropriate stock powers executed in blank.

                                       6.
                                  MISCELLANEOUS

         Section 6.1      Terms Commercially Reasonable. The terms of this
                          -----------------------------
Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code in effect and applicable hereto.

         Section 6.2      Notices. Any notices or demands required or permitted
                          -------
to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed by registered or certified mail, return receipt requested (with all postage and charges prepaid), addressed as follows:

               To Secured Party:     Encore Medical Corporation
                                     9800 Metric Blvd.
                                     Austin, Texas  78758
                                     Attn:  Chairman of the Board

               Debtor:               ____________________________
                                     ____________________________
                                     ____________________________

or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 6.2. Any such notice, if personally delivered shall be deemed to have been given on the date so delivered or, if mailed, be deemed to have been given on the third day after such notice is placed in the United States mail in accordance with this
Section 6.2.

         Section 6.3      Definitions. The terms "advances," costs," and
                          -----------
"expenses " shall include, but shall not be limited to, attorneys' fees whenever incurred. The terms "indebtedness" and "obligations" shall mean and include, but shall not be limited to, all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by Debtor individually or as a joint venturer, or jointly or in common with any other party, and whether absolute or contingent, and whether owing by Debtor as principal debtor or as accommodation maker or as endorser, liquidated or unliquidated, and whenever contracted, accrued or payable. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa.

         Section 6.4      Paragraph Headings. The headings of paragraphs herein
                          ------------------
are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement.

         Section 6.5      Change, Amendment, Etc. No change, amendment,
                          ----------------------
modification, cancellation or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         Section 6.6      Assignment of Secured Party's Interest. Secured Party
                          --------------------------------------
shall have the right to assign all or any portion of its rights in this Agreement to any subsequent holder of the Note or other instrument evidencing the Secured Obligations.

         Section 6.7      Parties in Interest. As and when used herein, the
                          -------------------
term "Debtor" shall mean and include the Debtor herein named and its successors and permitted assigns, and the term "Secured Party" shall mean and include the Secured Party herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Debtor, Secured Party and their respective successors and permitted assigns.

         Section 6.8      Applicable Laws. This Agreement shall be construed,
                          ---------------
interpreted and enforceable under and pursuant to the laws of the State of Texas. If any provision of this Agreement is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Agreement shall remain unaffected.

         Section 6.9      Counterparts. This Agreement may be executed in two
                          ------------
or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, Debtor and Secured Party have executed these presents on the day and year first above written.

                                   DEBTOR:
                                   -------

                                   ________________________


                                   SECURED PARTY:
                                   --------------

                                   ENCORE MEDICAL CORPORATION


                                   By: ________________________________________
                                         Kenneth W. Davidson, CEO and President